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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 17, 2004

                       MEDICIS PHARMACEUTICAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                      0-18443                52-1574808
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)

8125 North Hayden Road
Scottsdale, Arizona                                                 85258-2463
(Address of Principal                                               (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:             (602) 808-8800

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01     Other Events.

              Medicis Pharmaceutical Corporation (the "Company") has provided documents in response to a government inquiry into the Company's marketing and promotion of Loprox to pediatricians. The Company is cooperating with the government but has no further information at this time regarding this matter.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MEDICIS PHARMACEUTICAL CORPORATION
                                         (Registrant)


Date: December 17, 2004                  /s/ Mark A. Prygocki, Sr.
                                         ---------------------------------------
                                         Name:      Mark A. Prygocki, Sr.
                                         Title:     Executive Vice President,
                                                    Chief Financial Officer,
                                                    Corporate Secretary and
                                                    Treasurer